Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	March 31	March 31	December 31	March 31	December 31
	2014	2013	2013	2013	2013
ASSETS
Cash and due from banks	$260,389	$174,479	$218,540	49.2%	19.1%
Other interest-earning assets	307,062	171,684	248,161	78.9%	23.7%
Loans held for sale	24,417	63,045	21,351	(61.3)%	14.4%
Investment securities	2,501,198	2,736,269	2,568,434	(8.6)%	(2.6)%
Loans, net of unearned income	12,733,792	12,377,288	12,782,220	2.9%	(0.4)%
Allowance for loan losses	(197,089)	(220,041)	(202,780)	(10.4)%	(2.8)%
Net loans	12,536,703	12,157,247	12,579,440	3.1%	(0.3)%
Premises and equipment	225,647	226,754	226,021	(0.5)%	(0.2)%
Accrued interest receivable	43,376	47,485	44,037	(8.7)%	(1.5)%
Goodwill and intangible assets	532,747	534,987	533,076	(0.4)%	(0.1)%
Other assets	480,350	570,787	495,574	(15.8)%	(3.1)%
Total Assets	$16,911,889	$16,682,737	$16,934,634	1.4%	(0.1)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,669,917	$12,388,460	$12,491,186	2.3%	1.4%
Short-term borrowings	1,069,684	1,126,966	1,258,629	(5.1)%	(15.0)%
Other liabilities	230,108	216,337	238,048	6.4%	(3.3)%
FHLB advances and long-term debt	883,461	889,211	883,584	(0.6)%	—%
Total Liabilities	14,853,170	14,620,974	14,871,447	1.6%	(0.1)%
Shareholders' equity	2,058,719	2,061,763	2,063,187	(0.1)%	(0.2)%
Total Liabilities and Shareholders' Equity	$16,911,889	$16,682,737	$16,934,634	1.4%	(0.1)%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,137,454	$4,729,930	$5,101,922	8.6%	0.7%
Commercial - industrial, financial and agricultural	3,574,130	3,658,483	3,628,420	(2.3)%	(1.5)%
Real estate - home equity	1,740,496	1,689,446	1,764,197	3.0%	(1.3)%
Real estate - residential mortgage	1,331,465	1,303,454	1,337,380	2.1%	(0.4)%
Real estate - construction	584,217	597,597	573,672	(2.2)%	1.8%
Consumer	270,021	309,138	283,124	(12.7)%	(4.6)%
Leasing and other	96,009	89,240	93,505	7.6%	2.7%
Total Loans, net of unearned income	$12,733,792	$12,377,288	$12,782,220	2.9%	(0.4)
Deposits, by type:
Noninterest-bearing demand	$3,359,900	$3,075,511	$3,283,172	9.2%	2.3%
Interest-bearing demand	2,960,577	2,698,811	2,945,210	9.7%	0.5%
Savings deposits	3,346,880	3,345,842	3,344,882	—%	0.1%
Time deposits	3,002,560	3,268,296	2,917,922	(8.1)%	2.9%
Total Deposits	$12,669,917	$12,388,460	$12,491,186	2.3%	1.4%
Short-term borrowings, by type:
Customer repurchase agreements	$220,426	$158,214	$175,621	39.3%	25.5%
Customer short-term promissory notes	88,160	114,231	100,572	(22.8)%	(12.3)%
Federal funds purchased	361,098	729,521	582,436	(50.5)%	(38.0)%
Short-term FHLB advances	400,000	125,000	400,000	220.0%	—%
Total Short-term Borrowings	$1,069,684	$1,126,966	$1,258,629	(5.1)%	(15.0)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Quarter Ended			% Change from
	Mar 31	Mar 31	Dec 31	Mar 31	Dec 31
	2014	2013	2013	2013	2013
Interest Income:
Interest income	$148,792	$151,322	$152,457	(1.7)%	(2.4)%
Interest expense	19,227	21,678	19,505	(11.3)%	(1.4)%
Net Interest Income	129,565	129,644	132,952	(0.1)%	(2.5)%
Provision for credit losses	2,500	15,000	2,500	(83.3)%	—%
Net Interest Income after Provision	127,065	114,644	130,452	10.8%	(2.6)%
Non-Interest Income:
Service charges on deposit accounts	11,711	14,111	12,770	(17.0)%	(8.3)%
Investment management and trust services	10,958	10,096	10,589	8.5%	3.5%
Other service charges and fees	8,927	8,510	9,421	4.9%	(5.2)%
Mortgage banking income	3,605	8,173	4,363	(55.9)%	(17.4)%
Investment securities gains	—	2,473	33	(100.0)%	(100.0)%
Other	3,305	3,896	3,556	(15.2)%	(7.1)%
Total Non-Interest Income	38,506	47,259	40,732	(18.5)%	(5.5)%
Non-Interest Expense:
Salaries and employee benefits	59,566	61,212	65,194	(2.7)%	(8.6)%
Net occupancy expense	13,603	11,844	12,134	14.9%	12.1%
Other outside services	3,812	2,860	5,633	33.3%	(32.3)%
Data processing	3,796	3,903	3,386	(2.7)%	12.1%
Equipment expense	3,602	3,908	3,972	(7.8)%	(9.3)%
Software	2,925	2,748	2,450	6.4%	19.4%
Professional fees	2,904	3,047	3,379	(4.7)%	(14.1)%
FDIC insurance expense	2,689	2,847	2,839	(5.5)%	(5.3)%
Operating risk loss	1,828	1,766	2,367	3.5%	(22.8)%
Marketing	1,584	1,872	1,660	(15.4)%	(4.6)%
Other real estate and repossession expense	983	2,854	1,116	(65.6)%	(11.9)%
Intangible amortization	315	534	834	(41.0)%	(62.2)%
Other	11,947	11,541	11,798	3.5%	1.3%
Total Non-Interest Expense	109,554	110,936	116,762	(1.2)%	(6.2)%
Income Before Income Taxes	56,017	50,967	54,422	9.9%	2.9%
Income tax expense	14,234	11,740	12,339	21.2%	15.4%
Net Income	$41,783	$39,227	$42,083	6.5%	(0.7)%

PER SHARE:
Net income:
Basic	$0.22	$0.20	$0.22	10.0%	—%
Diluted	0.22	0.20	0.22	10.0%	—%

Cash dividends	$0.08	$0.08	$0.08	—	—
Shareholders' equity	10.90	10.56	10.71	3.2%	1.8%
Shareholders' equity (tangible)	8.08	7.82	7.94	3.3%	1.8%

Weighted average shares (basic)	189,467	196,299	191,577	(3.5)%	(1.1)%
Weighted average shares (diluted)	190,489	197,217	192,658	(3.4)%	(1.1)%
Shares outstanding, end of period	188,850	195,276	192,652	(3.3)%	(2.0)%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.01%	0.96%	0.99%
Return on average shareholders' equity	8.21%	7.67%	8.14%
Return on average shareholders' equity (tangible)	11.13%	10.43%	11.15%
Net interest margin	3.47%	3.55%	3.48%
Efficiency ratio	63.38%	61.78%	65.14%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	March 31, 2014			March 31, 2013			December 31, 2013
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,762,357	$134,749	4.28%	$12,257,280	$136,948	4.53%	$12,792,566	$138,336	4.29%
Taxable investment securities	2,257,773	13,266	2.35%	2,421,178	13,397	2.22%	2,289,672	13,431	2.35%
Tax-exempt investment securities	279,278	3,613	5.17%	292,118	3,814	5.22%	283,799	3,574	5.04%
Equity securities	33,922	429	5.11%	44,371	510	4.64%	33,887	413	4.83%
Total Investment Securities	2,570,973	17,308	2.70%	2,757,667	17,721	2.57%	2,607,358	17,418	2.67%
Loans held for sale	13,426	134	4.00%	47,885	495	4.14%	20,059	290	5.78%
Other interest-earning assets	258,803	882	1.36%	190,576	429	0.90%	263,478	737	1.12%
Total Interest-earning Assets	15,605,559	153,073	3.97%	15,253,408	155,593	4.13%	15,683,461	156,781	3.98%
Noninterest-earning assets:
Cash and due from banks	199,641			202,507			212,463
Premises and equipment	226,295			226,466			226,955
Other assets	1,032,071			1,071,440			1,008,304
Less: allowance for loan losses	(203,201)			(227,858)			(210,636)
Total Assets	$16,860,365			$16,525,963			$16,920,547
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,945,211	$909	0.13%	$2,705,835	$877	0.13%	$2,966,994	$969	0.13%
Savings deposits	3,351,871	1,035	0.13%	3,334,305	1,023	0.12%	3,410,030	1,042	0.12%
Time deposits	2,932,456	5,952	0.82%	3,321,309	8,501	1.04%	2,965,604	6,117	0.82%
Total Interest-bearing Deposits	9,229,538	7,896	0.35%	9,361,449	10,401	0.45%	9,342,628	8,128	0.35%
Short-term borrowings	1,208,953	633	0.21%	1,032,122	509	0.20%	1,099,709	520	0.19%
FHLB advances and long-term debt	883,532	10,698	4.88%	891,173	10,768	4.87%	888,378	10,857	4.87%
Total Interest-bearing Liabilities	11,322,023	19,227	0.69%	11,284,744	21,678	0.78%	11,330,715	19,505	0.68%
Noninterest-bearing liabilities:
Demand deposits	3,243,424			2,968,777			3,318,073
Other	232,004			198,944			221,010
Total Liabilities	14,797,451			14,452,465			14,869,798
Shareholders' equity	2,062,914			2,073,498			2,050,749
Total Liabilities and Shareholders' Equity	$16,860,365			$16,525,963			$16,920,547
Net interest income/net interest margin (fully taxable equivalent)		133,846	3.47%		133,915	3.55%		137,276	3.48%
Tax equivalent adjustment		(4,281)			(4,271)			(4,324)
Net interest income		$129,565			$129,644			$132,952

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2014	2013	2013	2013	2013
Loans, by type:
Real estate - commercial mortgage	$5,085,128	$4,666,494	$5,065,963	9.0%	0.4%
Commercial - industrial, financial and agricultural	3,637,075	3,662,566	3,639,690	(0.7)%	(0.1)%
Real estate - home equity	1,755,346	1,662,173	1,774,919	5.6%	(1.1)%
Real estate - residential mortgage	1,336,323	1,283,168	1,331,987	4.1%	0.3%
Real estate - construction	576,346	591,338	581,306	(2.5)%	(0.9)%
Consumer	274,910	305,480	287,245	(10.0)%	(4.3)%
Leasing and other	97,229	86,061	111,456	13.0%	(12.8)%
Total Loans, net of unearned income	$12,762,357	$12,257,280	$12,792,566	4.1%	(0.2)%
Deposits, by type:
Noninterest-bearing demand	$3,243,424	$2,968,777	$3,318,073	9.3%	(2.2)%
Interest-bearing demand	2,945,211	2,705,835	2,966,994	8.8%	(0.7)%
Savings deposits	3,351,871	3,334,305	3,410,030	0.5%	(1.7)%
Time deposits	2,932,456	3,321,309	2,965,604	(11.7)%	(1.1)%
Total Deposits	$12,472,962	$12,330,226	$12,660,701	1.2%	(1.5)%
Short-term borrowings, by type:
Customer repurchase agreements	$187,362	$165,109	$196,997	13.5%	(4.9)%
Customer short-term promissory notes	102,000	112,041	93,986	(9.0)%	8.5%
Federal funds purchased	416,230	709,779	408,726	(41.4)%	1.8%
Short-term FHLB advances and other borrowings	503,361	45,193	400,000	N/M	25.8%
Total Short-term Borrowings	$1,208,953	$1,032,122	$1,099,709	17.1%	9.9%
N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended
	Mar 31	Mar 31	Dec 31
	2014	2013	2013
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$204,917	$225,439	$212,838
Loans charged off:
Commercial - industrial, financial and agricultural	(5,125)	(9,502)	(5,527)
Consumer and home equity	(2,402)	(2,954)	(1,879)
Real estate - commercial mortgage	(1,386)	(4,133)	(7,779)
Real estate - residential mortgage	(846)	(3,050)	(1,423)
Real estate - construction	(214)	(1,986)	(1,391)
Leasing and other	(295)	(481)	(616)
Total loans charged off	(10,268)	(22,106)	(18,615)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	744	379	5,851
Consumer and home equity	565	837	451
Real estate - commercial mortgage	44	1,064	740
Real estate - residential mortgage	116	81	106
Real estate - construction	224	671	888
Leasing and other	164	162	158
Recoveries of loans previously charged off	1,857	3,194	8,194
Net loans charged off	(8,411)	(18,912)	(10,421)
Provision for credit losses	2,500	15,000	2,500
Balance at end of period	$199,006	$221,527	$204,917
Net charge-offs to average loans (annualized)	0.26%	0.62%	0.33%
NON-PERFORMING ASSETS:
Non-accrual loans	$133,705	$179,334	$133,753
Loans 90 days past due and accruing	21,225	29,325	20,524
Total non-performing loans	154,930	208,659	154,277
Other real estate owned	15,300	23,820	15,052
Total non-performing assets	$170,230	$232,479	$169,329
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$45,876	$58,805	$44,068
Commercial - industrial, financial and agricultural	38,830	61,113	38,021
Real estate - residential mortgage	29,305	36,361	31,347
Real estate - construction	20,758	31,919	21,267
Consumer and home equity	20,087	20,250	19,526
Leasing	74	211	48
Total non-performing loans	$154,930	$208,659	$154,277
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$30,363	$33,095	$28,815
Real-estate - commercial mortgage	19,514	28,421	19,758
Real estate - construction	8,430	11,125	10,117
Commercial - industrial, financial and agricultural	6,755	9,031	8,045
Consumer and home equity	2,622	1,549	1,376
Total accruing TDRs	$67,684	$83,221	$68,111
Non-accrual TDRs (1)	27,487	33,215	30,209
Total TDRs	$95,171	$116,436	$98,320
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	March 31, 2014			March 31, 2013			December 31, 2013
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.35%	0.89%	1.24%	0.39%	1.25%	1.64%	0.38%	0.87%	1.25%
Commercial - industrial, financial and agricultural	0.33%	1.09%	1.42%	0.35%	1.67%	2.02%	0.30%	1.04%	1.34%
Real estate - construction	0.43%	3.55%	3.98%	0.17%	5.34%	5.51%	0.11%	3.71%	3.82%
Real estate - residential mortgage	1.53%	2.20%	3.73%	2.07%	2.79%	4.86%	1.74%	2.34%	4.08%
Consumer, home equity, leasing and other	0.89%	0.96%	1.85%	0.82%	0.98%	1.80%	1.10%	0.91%	2.01%
Total	0.56%	1.22%	1.78%	0.62%	1.68%	2.30%	0.61%	1.20%	1.81%
(2) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Mar 31	Mar 31	Dec 31
	2014	2013	2013
Non-accrual loans to total loans	1.05%	1.45%	1.05%
Non-performing assets to total loans and OREO	1.34%	1.87%	1.32%
Non-performing assets to total assets	1.01%	1.39%	1.00%
Allowance for credit losses to loans outstanding	1.56%	1.79%	1.60%
Allowance for credit losses to non-performing loans	128.45%	106.17%	132.82%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.87%	13.30%	9.76%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Quarter Ended
	March 31	March 31	December 31
	2014	2013	2013
Shareholders' equity (tangible), per share
Shareholders' equity	$2,058,719	$2,061,763	$2,063,187
Less: Goodwill and intangible assets	(532,747)	(534,987)	(533,076)
Tangible shareholders' equity (numerator)	$1,525,972	$1,526,776	$1,530,111
Shares outstanding, end of period (denominator)	188,850	195,276	192,652
Shareholders' equity (tangible), per share	$8.08	$7.82	$7.94

Return on average common shareholders' equity (tangible)
Net income	$41,783	$39,227	$42,083
Plus: Intangible amortization, net of tax	204	347	541
Numerator	$41,987	$39,574	$42,624
Average shareholders' equity	$2,062,914	$2,073,498	$2,050,749
Less: Average goodwill and intangible assets	(532,901)	(535,255)	(533,597)
Average tangible shareholders' equity (denominator)	$1,530,013	$1,538,243	$1,517,152
Return on average common shareholders' equity (tangible), annualized	11.13%	10.43%	11.15%

Efficiency ratio
Non-interest expense	$109,554	$110,936	$116,762
Less: Intangible amortization	(315)	(534)	(834)
Numerator	$109,239	$110,402	$115,928
Net interest income (fully taxable equivalent)	$133,846	$133,915	$137,276
Plus: Total Non-interest income	38,506	47,259	40,732
Less: Investment securities gains	—	(2,473)	(33)
Denominator	$172,352	$178,701	$177,975
Efficiency ratio	63.38%	61.78%	65.14%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$170,230	$232,479	$169,329
Tangible shareholders' equity	$1,525,972	$1,526,776	$1,530,111
Plus: Allowance for credit losses	199,006	221,527	204,917
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,724,978	$1,748,303	$1,735,028
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.87%	13.30%	9.76%